UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 13, 2011

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-154750	26-3455189
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2909 Hillcroft, Suite 420 Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 13, 2011, Hartman Short Term Income Properties XX, Inc.’s (the “Company”) management, after discussion with their independent accountants determined that the financial statements included in the Company’s previously filed Quarterly Report on Form 10-Q for the nine months ended September 30, 2010 should no longer be relied upon.  The Company has identified an incorrect accounting for selling commissions in connection with our recent offering and subscriptions for purchase of our common shares as general and administrative expenses, incorrectly accounted for accrued expenses and due to an affiliated entity as they related to advanced payments by our Advisor, which should not be recognized as liabilities until the Company had achieved its minimum offering of $2,000,000 and issued the subscribed common shares as the Company is not legally obligated for such advanced payments by our Advisor.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended September 30, 2010:

	As Previously Reported	Adjustments/ Corrections	As Restated
Balance Sheet
September 30, 2010
Accrued expenses	$10,486	$(2,267)	$8,219
Due to an affiliated entity	266,991	(51,360)	215,631
Deficit accumulated during development stage	(476,377)	(53,627)	(422,750

Statements of Operation
Three Months ended September 30, 2010
General and administrative expenses	$69,682	$(53,627)	$16,055

Nine Months ended September 30,2010
General and administrative expenses	$144,391	$(53,627)	$90,764

For the Period from February 5, 2009 (Date of Inception) through September 30, 2010
General and administrative expenses	$476,377	$(53,627)	$422,750

Statements of Shareholders’ Deficit
September 30, 2010
Net loss	$(144,391)	$53,627	$(90,764)

Statements of Cash Flows
Nine Months ended September 30, 2010
Net loss	$(144,391)	$53,627	$(90,764)
Accrued expenses	5,879	(2,267)	3,612
Due to an affiliated entity	138,512	(51,360)	87,152

For the Period from February 5, 2009 (Date of Inception) through September 30, 2010
Net loss	$(476,377)	$53,627	$(422,750)
Accrued expenses	10,486	(2,267)	8,219
Due to an affiliated entity	465,891	(51,360)	414,531

The Company intends to include the necessary restatements to correct the error within the above-referenced reports, which the Company intends to file on or about April 13, 2011.

The Company has discussed these matters with RBSM LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 13, 2011

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

By:	/s/ Louis T. Fox, III
Name:	Louis T. Fox, III
Title:	Chief Financial Officer